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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2003

Advance Auto Parts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (540) 362-4911

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

(a)    Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated January 23, 2003

Item 9.    Regulation FD Disclosure.

        On January 23, 2003, Advance Auto Parts, Inc. (“Advance”) issued a press release which contains, among other things, information regarding Advance’s comparable store sales growth for its fourth quarter and fiscal year ended December 28, 2002 and its anticipated earnings per diluted share for the fourth quarter ended December 28, 2002. The press release is incorporated herein to this Form 8-K by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date	January 23, 2003	/s/ JEFFREY T. GRAY
(Signature)* Jeffrey T. Gray Senior Vice President, Controller and Assistant Secretary

*	Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release of Advance Auto Parts, Inc., dated January 23, 2003